Exhibit 10.24

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into on December 22, 2020 (the “Third Amendment Effective Date”), by and among FLEX LEASING POWER & SERVICE LLC, a Delaware limited liability company (the “Company”), the other Borrowers and Loan Parties party hereto, TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent (the “Administrative Agent”), and the Lenders (as defined below) party hereto.

RECITALS:

WHEREAS, the Loan Parties are party to that certain Credit Agreement dated as of February 8, 2019 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among the Company, the other Borrowers from time to time party thereto, the other Loan Parties from time to time party thereto, the financial institutions from time to time party thereto as lenders (the “Lenders”) and the Administrative Agent. Capitalized terms used but not defined herein have the meaning set forth in the Credit Agreement, as amended hereby.

WHEREAS, the Company, the other Borrowers, the other Loan Parties, the Administrative Agent and the Lenders desire to amend the Credit Agreement as provided herein upon the terms and conditions set forth herein, including with respect to allowing Flex Leasing Power and Service ULC, an Alberta unlimited liability corporation (the “Canadian Borrower”) to be a “Borrower” under the Credit Agreement.

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.      Amendments to the Credit Agreement. In reliance upon the representations, warranties, covenants and conditions contained in this Amendment, and subject to the terms, and satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement (other than the signature pages, Exhibits and Schedules thereto except as expressly set forth in Section 2 and Section 3 below) is hereby amended in its entirety to read as set forth in the attached Annex A.

SECTION 2.     Replacement of Exhibit B to the Credit Agreement. In reliance upon the representations, warranties, covenants and conditions contained in this Amendment, and subject to the terms, and satisfaction of the conditions precedent set forth in Section 4 hereof, Exhibit B attached to the Credit Agreement is hereby replaced in its entirety with Exhibit B attached hereto as Annex B. Exhibit B attached hereto as Annex B shall be deemed to be attached as Exhibit B to the Credit Agreement as of the Third Amendment Effective Date.

SECTION 3.      Replacement of Schedule 5.13 to the Credit Agreement. In reliance upon the representations, warranties, covenants and conditions contained in this Amendment, and subject to the terms, and satisfaction of the conditions precedent set forth in Section 4 hereof, Schedule 5.13 attached to the Credit Agreement is hereby replaced in its entirety with Schedule 5.13 attached hereto as Annex C. Schedule 5.13 attached hereto as Annex C shall be deemed to be attached as Schedule 5.13 to the Credit Agreement as of the Third Amendment Effective Date.

SECTION 4.      Conditions Precedent to Amendment. This Amendment will be effective as of the Third Amendment Effective Date on the condition that the following conditions precedent will have been satisfied:

4.1       Counterparts. The Administrative Agent shall have received counterparts of this Amendment duly executed by each of the Loan Parties, the Administrative Agent and each Lender.

4.2       Joinder Agreement. The Administrative Agent shall have received a Joinder Agreement in form and substance reasonably satisfactory to the Administrative Agent, duly executed by the Canadian Borrower.

4.3       Joinder and Amendment to Intercreditor Agreement. The Administrative Agent shall have received a joinder and amendment to the Intercreditor Agreement in form and substance reasonably satisfactory to the Administrative Agent, duly executed by the Administrative Agent, the Subordinated Lenders, the Canadian Borrower and the other parties thereto.

4.4       Canadian Security Agreement. The Administrative Agent shall have received (a) the Canadian Security Agreement in form and substance reasonably satisfactory to the Administrative Agent, duly executed by the Administrative Agent and the Canadian Borrower and (b) evidence reasonably satisfactory to the Administrative Agent of all UCC or PPSA filings or recordations necessary to perfect its Lien in the Collateral of the Canadian Borrower and the Equity Interests in the Canadian Borrower.

4.5       Perfection Certificate. The Administrative Agent shall have received a Perfecting Certificate with respect to the Canadian Borrower in form and substance reasonably satisfactory to the Administrative Agent, duly executed by the Canadian Borrower.

4.6       Note. The Administrative Agent shall have received an amended and restated Note by the Borrowers in favor of Texas Capital Bank, in form and substance reasonably satisfactory to the Administrative Agent, duly executed by the Borrowers.

4.7       Stock Certificate and Stock Power. The Administrative Agent shall have received (i) Certificate No. 3AC issued to Flex Power Co. evidencing 35 shares of Class A Common Shares of the Canadian Borrower and (ii) an undated stock power executed in blank by a Responsible Officer of Flex Power Co. with respect to such stock certificate.

4.8       Legal Opinion. The Administrative Agent shall have received an opinion of Bennett Jones LLP, Canadian counsel to the Canadian Borrower, in form and substance reasonably satisfactory to the Administrative Agent.

4.9       Insurance. The Administrative Agent shall have received copies of insurance certificates describing all insurance policies of the Canadian Borrower required by Section 6.5 of the Credit Agreement, together with lender loss payable and additional insured endorsements in favor of Administrative Agent with respect to all insurance policies covering the Collateral of the Canadian Borrower.

4.10     Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Canadian Borrower attaching and/or setting forth (a) resolutions of the directors of the Canadian Borrower with respect to the authorization of the Canadian Borrower to execute and deliver this Amendment and the other Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (b) the officers of the Canadian Borrower who are authorized to sign the Loan Documents to which the Canadian Borrower is a party and who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Credit Agreement and the other Loan Documents, as amended hereby, and the transactions contemplated thereby, (c) specimen signatures of each such authorized officer, and (d) the articles, by-laws or other applicable organizational documents of the Canadian Borrower, certified as being true and complete.

4.11     Certificate of Status. The Administrative Agent shall have received certificates of the appropriate government officials of the province of incorporation or organization of the Canadian Borrower as to the existence and good standing of the Canadian Borrower dated as of a recent date hereof.

4.12     Lien Searches. The Administrative Agent shall have received the results of PPSA, UCC, tax lien and judgment lien searches showing all financing statements and other documents or instruments on file against the Canadian Borrower in the appropriate filing offices, reflecting no Liens against any of the Collateral of the Canadian Borrower, other than Permitted Liens.

4.13     KYC Requirements. The Administrative Agent and each of the Lenders shall have received from the Canadian Borrower, to the extent requested by the Administrative Agent or such Lender at least three (3) Business Days prior to the Third Amendment Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

4.14     Borrowing Base Report. The Administrative Agent shall have received an executed pro forma Borrowing Base Report (including, without limitation, a Canadian Priority Payables report in substantially the form attached thereto) prior to or on the Third Amendment Effective Date with customary supporting schedules and documentation, which calculates the Borrowing Base, as amended hereby, as of a date specified by the Administrative Agent.

4.15     Expenses. The Administrative Agent shall have received payment or reimbursement of its out-of-pocket expenses in connection with this Amendment and any other out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

4.16     Other Documents. The Administrative Agent shall have been provided with such documents, instruments and agreements, and the Loan Parties shall have taken such actions, in each case as the Administrative Agent may reasonably require in connection with this Amendment and the transactions contemplated hereby.

SECTION 5.      Post-Closing Requirement – Control Agreement. No later than thirty (30) days after the Third Amendment Effective Date (or such later date as agreed to by the Administrative Agent in its sole discretion), the Company shall have delivered to the Administrative Agent a Control Agreement with respect to the Canadian Borrower’s deposit account no. 00009-138-174-8 held with Royal Bank of Canada, as depository bank, in form and substance reasonably satisfactory to the Administrative Agent, duly executed by the Administrative Agent, the Canadian Borrower and Royal Bank of Canada.

Notwithstanding anything to the contrary in Section 9.1 of the Credit Agreement, the Company’s failure to comply with this Section 5 on or before the date specified in this Section 5 shall constitute an immediate Event of Default.

SECTION 6.      Representations and Warranties. Each Loan Party hereby represents and warrants to the Lenders the following:

6.1       Representations and Warranties. The representations and warranties contained in the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualification applicable thereto) on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date, and except for any change of facts expressly permitted under the provisions of the Credit Agreement and the other Loan Documents.

6.2       No Default. No Default or Event of Default has occurred and is continuing as of the date hereof.

6.3       Enforceability. This Amendment has been duly executed and delivered by such Loan Party, and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 7.      Survival of Representations and Warranties. All representations and warranties made in this Amendment, including any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

SECTION 8.       Expenses. As provided in Section 11.1 of the Credit Agreement and subject to the limitations expressly set forth therein, the Borrowers hereby agree to pay on demand all legal and other fees, costs and expenses incurred by the Administrative Agent in connection with the negotiation, preparation, and execution of this Amendment and all related documents.

SECTION 9.      No Implied Waivers. No failure or delay on the part of the Administrative Agent or any Lender in exercising, and no course of dealing with respect to, any right, power or privilege under this Amendment, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Amendment, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

SECTION 10.    Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Amendment, (b) ratifies and affirms its obligations under the Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Loan Documents to which it is a party, and (d) agrees, with respect to each Loan Party that is a Guarantor, that its guarantee under the Guaranty remains in full force and effect with respect to the Obligations as amended hereby. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended hereby, remain in full force and effect. The Loan Parties hereby extend the Liens securing the Obligations until the Obligations have been paid in full, and agree that the amendments and waivers herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

SECTION 11. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 12. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

SECTION 13. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders and the Loan Parties and their respective successors and assigns, except the Loan Parties may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Administrative Agent, other than as expressly permitted under the terms of the Credit Agreement.

SECTION 14.   Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all of which when taken together shall constitute but one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or PDF electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 15. Effect of Consent. No consent or waiver, express or implied, by the Administrative Agent to or for any breach of or deviation from any covenant, condition or duty by the Borrowers shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

SECTION 16. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 17. Reaffirmation of Loan Documents. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, and the other Loan Documents are hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

SECTION 18. Loan Document. This Amendment constitutes a “Loan Document” under and as defined in the Credit Agreement.

SECTION 19.   Entire Agreement. THE CREDIT AGREEMENT, THIS AMENDMENT, THE OTHER LOAN DOCUMENTS, AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

BORROWERS:

FLEX LEASING POWER & SERVICE LLC,
a Delaware limited liability company

By:	/s/ Darin Romine
Name:	Darin Romine
Title:	Senior Vice President

FLEX LEASING POWER AND SERVICE ULC,
an Alberta unlimited liability corporation

By:	/s/ Darin Romine
Name:	Darin Romine
Title:	Senior Vice President

[Signature Page to Third Amendment To Credit Agreement – Flex Leasing Power & Service LLC]

GUARANTORS:

FLEX POWER CO.,
a Delaware limited liability company

By:	/s/ Darin Romine
Name:	Darin Romine
Title:	Senior Vice President

[Signature Page to Third Amendment To Credit Agreement – Flex Leasing Power & Service LLC]

ADMINISTRATIVE AGENT AND LENDER:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ Jerra Hayden
Name:	Jerra Hayden
Title:	Senior Vice President

[Signature Page to Third Amendment To Credit Agreement – Flex Leasing Power & Service LLC]